Other financial liabilities	12 Months Ended
Dec. 31, 2024
Other financial liabilities.
Other financial liabilities

20.  Other financial liabilities

Other financial liabilities comprise the following at December 31:

	2024			2023
	Non-			Non-
	Current	Current	Total	Current	Current	Total
	US$'000	US$'000	US$'000	US$'000	US$'000	US$'000
Financial loans from government agencies:
Reindus loan	17,193	7,804	24,997	23,630	10,797	34,427
SEPI loan	—	37,074	37,074	36,147	1,899	38,046
Other financial liabilities	7,409	2,384	9,793	3,913	1,056	4,969
Derivative financial instruments (Note 21)	1,086	855	1,941	1,541	2,300	3,841
Total	25,688	48,117	73,805	65,231	16,052	81,283

Financial loans from government agencies

Reindus Loan

In 2016, a Company subsidiary entered into a loan agreement with the Spanish Ministry of Industry, Tourism and Commerce (the “Ministry”), as lender, under which the Ministry made available to the borrower a loan in aggregate principal amount of €44,999 thousand ($50,223 thousand) in connection with industrial development projects relating to a silicon purification project. The loan is contractually due to be repaid in seven installments over a 10-year period with the first three years granted as a grace period. Interest on outstanding amounts under the loan accrues at an annual rate of 3.55%. In 2021, the Company received a decision from the Ministry under which it was agreed to extend the grace period until 2023 and the repayment date of the loan into 2030.

The agreement governing the loan contains the following limitations on the use of the proceeds of the outstanding loan:

●	The investment of the proceeds must occur between January 1, 2016 and February 24, 2019;
●	The allocation of the proceeds must adhere to certain approved budget categories;
●	If the final investment cost is lower than the budgeted amount, the borrower must reimburse the Ministry proportionally; and
●	The borrower must comply with certain statutory restrictions regarding related party transactions and the procurement of goods and services.

In May 2019, a report on use of the loan was presented to the Ministry. In January 2022, the Ministry opened a procedure to accelerate the potential reimbursement of the loan. The Company presented its defense in February 2022. As a result, in January 2023, a new resolution was signed by the Ministry terminating the procedure initiated in January 2022. Once that procedure was definitively closed, the Company decided to proceed with the foreseen partial early repayment of €16.3 million ($17.4 million) in February 2023, in addition to €3.6 million ($4.0 million) paid in December 2023 per the repayment schedule.

In September 2024, an additional partial reimbursement of $1,993 thousand (€1,780 thousand) was made as some non-compliance items were identified by the Ministry officials. The Ministry also requested the reimbursement of the accrued default interest and $4,624 thousand (€4,130 thousand) was paid. Default interests were calculated at an annual rate of 3.75% until December 31, 2022 and at 4.06% starting on January 1, 2023.

The Reindus loan fair value as of December 31, 2024, and 2023, based on discounted cash flows at a market interest rate (Level 2), amounts to $24,642 thousand and $25,490 thousand respectively.

SEPI Loan

In March, 2022, Ferroglobe Spain Metals, S.A.U. (also “FG Spain”) and Ferroglobe Corporate Services (also “FG Corporate”) (together the “Beneficiaries”) and the Sociedad Estatal de Participaciones Industriales (“SEPI”), a Spanish state-owned industrial holding company affiliated with the Ministry of Finance and Administration, entered into a loan agreement of €34.5 million ($38.3 million). This loan is part of the SEPI fund intended to provide assistance to non-financial companies operating in strategically important sectors within Spain as a result of the COVID-19 pandemic.

The €34.5 million ($38.3 million) was funded using a dual-tranche loan, with €17.25 million ($19.15 million) maturing in February 2025 and the second €17.25 million ($19.15 million) maturing in June 2025. €16.9 million ($18.8 million) of the loan carries a fixed interest rate of 2% per annum, and interest on the remaining €17.6 million ($19.5 million) is calculated as IBOR plus a spread of 2.5% in the first year, 3.5% in the second and third years and 5.0% in the fourth year, plus an additional 1.0% payable if the Company reports a positive result before income taxes. The loans are secured by corporate joint guarantees from Ferroglobe, Ferroglobe Holding Company and Ferroglobe Finance Company and certain share pledges, bank account pledges, intercompany receivables pledges, inventory pledges and security over certain real property, and other assets from Ferroglobe Spain Metals and certain of its subsidiaries. These loans are granted at rates that are considered to be below-market rates. The company calculated the fair value of the loans liability, based on discounted cash flows at a market interest rate (Level 2), resulting in €30,693 thousand ($34,149 thousand) as of the grant date. The difference between the fair value and the proceeds received, amounting to €3,807 thousand ($4,236 thousand), was recorded as a government grant. As of December 31, 2024, the amortized cost of the SEPI loans was $37,074 thousand.

Until the loans have been fully repaid, the Beneficiaries are subject to several restrictions, including the following prohibited payments:

●	payment of dividends;
●	payment of management fee;
●	repayment of intra-group loans;
●	payment of intercompany net commercial balances as of June 30, 2021 (denominated “legacy”), with the exception of $20.0 million of those balances (intercompany commercial balances generated after June 2021 are permitted); and
●	payment of interest on intercompany loans corresponding to the years 2021 and 2022, respectively;

If the Company fails to make the payments to which it is obliged, the Spanish Solvency Support Fund for Strategic Companies, shall have the option (but never the obligation) to convert all or part of the Participating Loan into share capital of FG Spain.

The loan contains a change of control clause stating that it will be considered change of control and therefore will suppose an early repayment event of the loan: with respect to FG Spain, (i) if Ferroglobe PLC ceases to hold, directly or indirectly, an interest of at least 51% of the voting share capital or, (ii) if Grupo Villar Mir, S.A.U. ceases to hold a stake of at least 35% of the voting share capital of Ferroglobe PLC, or loses the rights to which it is entitled as holder of such stake or more by virtue of the shareholders’ agreement of Ferroglobe PLC or (iii) if FG Spain ceases to be the holder, directly or indirectly, of one hundred percent (100%) shareholding in FG Corporate.

Finally, the loan contains a cross-default clause meaning that (A) if any of FG Spain or FG Corporate: (i) defaults on any payment obligation arising from Indebtedness contracted with any other entity for amounts exceeding, during a fiscal year, €2.5 million ($2.7 million) or (ii) defaults on due and payable payment obligations of a commercial (non-financial) nature assumed with third parties for an individual or cumulative amount exceeding €2.5 million ($2.7 million) unless such defaults are below the average of the customary commercial defaults that the Beneficiaries or Guarantors have had between fiscal years 2016 to 2019 or (B) if any creditor that has granted Indebtedness to FG Spain or FG Corporate for an amount equal to or greater than €5.0 million ($5.5 million), is entitled to declare it liquid, due and payable before its ordinary maturity date.